SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT: (Date of earliest event reported) April 8, 2004


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                  000-29225                    73-1513309
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                         14201 Wireless Way
                      Oklahoma City, Oklahoma             73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 5.   Other Events and Required FD Disclosure.

          On April 8, 2004, the Registrant's Board of Directors by unanimous written consent approved Amended and Restated By-laws for the Registrant, effective as of March 31, 2004. The Amended and Restated By-laws include provisions for (i) the possible election of two directors by the holders of the Registrant's outstanding shares of its Series F Convertible Preferred Stock as provided in the Certificate of Designation for such class of stock, and (ii) for two directors to be elected solely by holders of the Registrant's outstanding shares of its class A common stock, voting as a separate class as provided in the Registrant's Amended and Restated Certificate of Incorporation.


Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this Form 8-K and are identified by the number indicated:

         Exhibit No.           Description
         ----------            -----------
             3                 Amended and Restated By-laws,
                               effective as of March 31, 2004.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DOBSON COMMUNICATIONS CORPORATION


                                   By  RONALD L. RIPLEY
                                       Ronald L. Ripley,
                                       Senior Vice President and
                                         General Counsel
April 8, 2004


                                  EXHIBIT INDEX

Exhibit
   No.      Description                           Method of Filing
-------     -----------                           ----------------
   3        Amended and Restated By-Laws          Filed herewith electronically
            effective as of March 31, 2004.